Exhibit 99.1

McEwen Copper: Los Azules – New Assay Results

Significant Infill Intercepts

0.50% Cu over 502 m, including 0.87% Cu over 172 m (AZ22181)

1.00% Cu over 282 m, including 1.40% Cu over 172 m (AZ22186)

0.66% Cu over 500 m, including 0.92% Cu over 276 m (AZ22184A)

TORONTO, 5 April 2023 (GLOBE NEWSWIRE) – McEwen Copper Inc., 52%-owned by McEwen Mining Inc. (NYSE: MUX) (TSX: MUX), is pleased to report the latest assay results from Los Azules, where an ongoing drilling program continues to deliver consistent infill results. Located in San Juan, Argentina, the Los Azules Project has many features comparable to world-class copper-gold deposits in South America, including a thick blanket of higher-grade Enriched (or Supergene) mineralization.

Highlights

•	Hole AZ22183 returned an Enriched zone intercept of 0.87% Cu over 152 m (est. true thickness) which expands mineralization from adjacent high-grade results drilled in prior programs (Figure 1 and 2).

•	In hole AZ22184A, an Enriched zone interval grading 0.92% Cu over 276 m (est. true thickness) occurs in a hydrothermal magmatic breccia within the core of the deposit (Figure 3). This breccia unit acts as a conduit for mineralizing fluids, sometimes forming higher grades within the broader porphyry mineralization at Los Azules.

•	Hole AZ22181 returned an Enriched zone intercept of 0.87% Cu over 172 m (est. true thickness) and fills a gap between high-grade holes drilled earlier in 2022 (Figure 4).

•	Hole AZ22186 includes an interval grading 1.00% Cu over 282 m (true thickness of 247 m) in the Enriched zone nearby a historic high-grade- intercept (Figure 5).

“We have four different drilling contractors with 13 drills turning,” commented Michael Meding, Vice President and General Manager of McEwen Copper. “This initiative also involves training and optimizing the entire value chain, with the significant engagement of local suppliers and services.”

After resuming the exploration program in October 2022, drilling has now reached the 25,000 meters initially planned and will continue until the end of the field season. Key objectives of the program include:

~~•~~	Increasing drilling density to upgrade the classification of shallower copper resources to measured and indicated categories.

•	Providing metallurgical, hydrological and geotechnical data for the feasibility study mine design to be completed in late 2024.

•	Testing for extensions of Los Azules mineralization to the north, south and at depth.

McEwen Mining Inc.	Page 1

Table 1 presents the summary of copper (Cu), gold (Au) and silver (Ag) assay results from nineteen recently completed exploration or geotechnical holes totaling some 8,000 meters of core.

Table 1 – Los Azules drilling results, February - March 2023

Hole-ID	Type	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu %	Au (g/t)	Ag (g/t)	Comment
AZ22178	Exploration	Total	96.0	597.0	501.0	0.40	0.07	1.04
		Enriched	96.0	390.0	294.0	0.51	0.08	0.99
		Primary	390.0	597.0	207.0	0.25	0.06	1.12
AZ22179	Exploration	Total	106.0	749.0	643.0	0.54	0.08	1.34
		Enriched	106.0	548.0	442.0	0.63	0.09	1.55	Incl. 96 m of 1.13% Cu
		Primary	548.0	749.0	201.0	0.34	0.06	0.90
AZ22180	Exploration	Total	94.0	639.5	545.5	0.40	0.07	0.88
		Enriched	94.0	416.0	322.0	0.46	0.07	1.02
		Primary	416.0	639.5	223.5	0.33	0.08	0.70	Incl. 46 m of 0.51% Cu
AZ22181	Exploration	Total	72.0	573.9	501.9	0.50	0.09	1.29
		Enriched	72.0	244.0	172.0	0.87	0.13	0.80	Incl. 52 m of 1.46% Cu
		Primary	244.0	573.9	329.9	0.31	0.07	1.55
AZ22183	Exploration	Total	76.0	330.0	254.0	0.64	0.07	1.13
		Enriched	76.0	228.0	152.0	0.87	0.07	1.08	Incl. 54 m of 1.18% Cu
		Primary	228.0	330.0	102.0	0.30	0.07	1.23
AZ22184A	Exploration	Total	114.0	614.0	500.0	0.66	0.10	1.18
		Enriched	114.0	390.0	276.0	0.92	0.13	1.48	Incl. 76 m of 1.40% Cu
		Primary	390.0	614.0	224.0	0.34	0.08	0.84
AZ22185	Exploration	Total	124.0	521.7	397.7	0.62	0.07	1.43
		Enriched	124.0	516.0	392.0	0.62	0.07	1.44	Incl. 72 m of 1.32% Cu
		Primary	516.0	521.7	5.7	0.23	0.01	0.78
AZ22186	Exploration	Total	74.0	371.2	297.2	0.96	0.06	1.18
		Enriched	74.0	356.0	282.0	1.00	0.06	1.23	Incl. 172 m of 1.40% Cu
		Primary	356.0	371.2	15.2	0.26	0.02	0.35
AZ22187A	Exploration	Total	42.0	284.0	242.0	0.04	0.01	0.67
		Enriched	42.0	86.0	44.0	0.08	0.01	0.62
		Primary	86.0	284.0	198.0	0.04	0.01	0.69
AZ22188	Exploration	Total	60.0	229.5	169.5	0.64	0.06	0.95
		Enriched	60.0	188.0	128.0	0.78	0.07	1.13	Incl. 42 m of 1.04% Cu
		Primary	188.0	229.5	41.5	0.23	0.02	0.42
AZ23189	Exploration	Total	78.0	299.6	221.6	0.39	0.02	0.35
		Enriched	78.0	299.6	221.6	0.39	0.02	0.35	Incl. 102 m of 0.50% Cu
AZ23190	Exploration	Total	90.0	305.4	215.4	0.39	0.02	0.47
		Enriched	90.0	305.4	215.4	0.39	0.02	0.47	Incl. 30 m of 0.73% Cu
AZ23192	Exploration	Total	102.0	329.5	227.5	0.24	0.02	0.37
		Enriched	102.0	310.0	208.0	0.24	0.02	0.36
		Primary	310.0	329.5	19.5	0.17	0.02	0.47
AZ23193	Exploration	Enriched	108.0	448.7	340.7	0.34	0.03	1.39
AZ23194	Exploration	Total	96.0	307.0	211.0	0.45	0.03	0.84
		Enriched	96.0	300.0	204.0	0.46	0.03	0.82	Incl. 20 m of 1.09% Cu
		Primary	300.0	307.0	7.0	0.24	0.07	1.64
GTK2212	Geotechnical	Total	74.0	477.0	403.0	0.29	0.02	0.77
		Enriched	74.0	178.0	104.0	0.71	0.04	1.59
		Primary	180.0	477.0	297.0	0.14	0.01	0.48
GTK2313	Geotechnical	Total	69.0	439.0	370.0	0.30	0.01	0.34
		Enriched	69.0	434.0	365.0	0.30	0.01	0.34	Incl. 40 m of 0.62% Cu
		Primary	434.0	439.0	5.0	0.08	0.00	0.25
GTK2314A	Geotechnical	Enriched	94.0	142.8	48.8	0.09	0.00	0.25

McEwen Mining Inc.	Page 2

Results are summarized on four schematic cross-sections that include simplified interpretations of overburden thickness and the Leached, Enriched and Primary mineral zones. The Enriched (or Supergene) mineral zone refers to the enrichment of a copper deposit by precipitation-derived water circulation that carries copper minerals downward through the rocks to accumulate in a thick, often horizontal “blanket”. Immediately above the Enriched zone is the Leached zone, from which copper was removed and transported. Weathering and oxidation often aid in this process. Below the Enriched zone, the Primary (or Hypogene) zone is formed by ascending copper-rich thermal fluids having a much deeper magmatic origin.

The green line outlines the 30-year pit floor from the 2017 NI 43-101 Preliminary Economic Assessment (PEA) report. Figure 1 is a plan view showing the location of these cross sections.

The cross sections are located 50 m apart, with the lowest numbered section beginning at the south end of the deposit and increasing to the north.

McEwen Mining Inc.	Page 3

Figure 1 – Plan View Location of Cross-sections and Drill Holes in the Deposit

McEwen Mining Inc.	Page 4

Figure 2 - Section 38 - Drilling, mineral zones and 30-year PEA pit (looking north)

In Figure 2, Section 38 shows an intercept of 0.87% Cu over 152 m (AZ22183) in the Enriched zone. Immediately to the east of this hole, the Enriched zone is modelled with a true thickness exceeding 300 m based on historic drilling results including 0.72% Cu over 333.1 m (AZ1168) and 0.74% Cu over 313.1 m (AZ1063). In this interval, the dominant copper mineral is chalcocite, which is highly soluble and an attractive attribute from a metallurgical point of view is that it allows for simplified recovery of much of the copper.

Figure 3 - Section 39 - Drilling, mineral zones and 30-year PEA pit (looking north)

In Figure 3, Section 39 shows an intercept of 0.66% Cu over 500 m (AZ22184A), including 0.92% Cu over 276 m in the Enriched zone and 0.34% Cu over 224 m in the deeper Primary zone. It is notable that the Enriched zone includes a high-grade sub-interval of 1.40% Cu over 76 m, associated with hydrothermal magmatic breccia. The breccia unit is the highest-grade domain modelled at Los Azules. The true thickness of the Enriched zone exceeds 300 m in the center of the section due to the influence of structural controls, such as faults, which affect the core of the deposit.

McEwen Mining Inc.	Page 5

Figure 4 - Section 40 - Drilling, mineral zones and 30-year PEA pit (looking north)

Surface
AZ12119*
0.78%Cu
128m
1.04%Cu
42m
30 year pit
(2017 PEA)
3500 m Elev
0.87%Cu
172m
AZ22145
AZ22188
AZ22148
0.83%Cu
330.5m
AZ22146
0.31%Cu
329.9m
0.50%Cu
501.9m
AZ22141
AZ22181
3000 m Elev
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.30%
0.3-0.50%
0.5-1.0%
>1.0%
Legend
Overburden
Leached zone
Enriched zone
Primary zone
Section 40
500 meters
* HISTORIC PRE-2022 HOLE

In Figure 4, Section 40, hole AZ22181 shows a grade of 0.50% Cu over 501.9 m, including 0.87% Cu over 172 m in the Enriched zone and 0.31% Cu over 329.9 m in the Primary zone. Further to the west, hole AZ22188 shows an Enriched zone intercept grading 0.78% Cu over 128 m and includes 1.04% Cu over 42 m. Grades are consistent with those reported in the previous campaign for hole AZ22146 (0.83% Cu over 330.5 m). The Enriched zone is estimated up to 300 m in vertical thickness immediately east of hole AZ22181.

In Figure 5 below, Section 46 shows hole AZ22186 with an Enriched zone interval grading 1.00% Cu over 282 m including 1.40% Cu over 172 m, where the hydrothermal magmatic breccia is well mineralized. The intercept compares well with nearby historic hole AZ0619 which graded 1.67% Cu over 199.8 m.

McEwen Mining Inc.	Page 6

Figure 5- Section 46 - Drilling, mineral zones and 30-year PEA pit (looking north)

Surface
LA0401*
3500 m Elev
0.39%Cu
215.4m
1.67%Cu
199.8m
AZ23190
1.00% Cu
282m
incl. 1.40% Cu
172m
AZ0619*
AZ22186
30 year pit
(2017 PEA)
AZ17126*
AZ22160MET
AZ1053A*
3000 m Elev
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.30%
0.3-0.50%
0.5-1.0%
>1.0%
Legend
Overburden
Leached zone
Enriched zone
Primary zone
Section 46
500 meters
* HISTORIC PRE-2022 HOLE

Technical information

The technical content of this press release has been reviewed and approved by Stephen McGibbon, P. Geo., McEwen Mining's Senior Consulting Geologist, and a qualified person as defined by NI 43-101.

All samples were collected in accordance with generally accepted industry standards. Drill core samples, usually taken at 2 m intervals, were split and submitted to the Alex Stewart International laboratory located in the Province of Mendoza, Argentina, for the following assays: gold determination using fire fusion assay and an atomic absorption spectroscopy finish (Au4-30); a 39 multi-element suite using ICP-OES analysis (ICP-AR 39); copper content determination using a sequential copper analysis (Cu-Sequential LM-140). An additional 19-element analysis (ICP-ORE) was performed for samples with high sulphide content.

The company conducts a Quality Assurance/Quality Control program in accordance with NI 43-101 and industry best practices using a combination of standards and blanks on approximately one out of every 25 samples. Results are monitored as final certificates are received, and any re-assay requests are sent back immediately. Pulp and preparation sample analyses are also performed as part of the QAQC process. Approximately 5% of the sample pulps are sent to a secondary laboratory for control purposes. In addition, the laboratory performs its own internal QAQC checks, with results made available on certificates for Company review.

Link to geochemical results, locations and lengths of drill-hole collars corresponding to October 2022 through January 2023 at Los Azules:

https://www.mcewenmining.com/files/doc_news/archive/2023/2023_04_LA/2023_04_LA_AssayResults_HoleLocations.xls

McEwen Mining Inc.	Page 7

Table 2 – Hole Locations and Lengths for Released Drilling Results at Los Azules

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ22178	250	-75	597.0	2383521	6559032	3655
AZ22179	252	-82	749.0	2383358	6559469	3640
AZ22180	70	-79	639.5	2383341	6559233	3637
AZ22181	250	-77	573.9	2383261	6559363	3628
AZ22183	250	-72	330.0	2383304	6559266	3635
AZ22184A	70	-79	614.0	2383292	6559321	3633
AZ22185	250	-85	521.7	2383258	6559468	3628
AZ22186	250	-80	371.2	2382940	6559572	3615
AZ22187A	250	-83	284.0	2382123	6559695	3580
AZ22188	250	-75	229.5	2383133	6559317	3630
AZ23189	250	-75	299.6	2382934	6559457	3625
AZ23190	264	-71	305.4	2382883	6559545	3619
AZ23192	250	-83	329.5	2383255	6559042	3664
AZ23193	245	-60	448.7	2382943	6559898	3604
AZ23194	250	-78	307.0	2382953	6559517	3620
GTK2212	250	-72	477.0	2383084	6559352	3630
GTK2313	250	-72	439.0	2382652	6559674	3607
GTK2314A	277	-70	142.8	2382661	6559783	3600

Coordinates listed in Table 2 based on Gauss Kruger - POSGAR 94 Zone 2

ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it has large exposure to copper through its 52% ownership of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The Company’s goal is to improve the productivity and extend the life of its mines with the objective of increasing its share value and price and providing a yield. Rob McEwen, Chairman and Chief Owner, has personal investment in the company of US$220 million. His annual salary is US$1.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

McEwen Mining Inc.	Page 8

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

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McEwen Mining Inc.	Page 9